UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM 8-K/A

                                  CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 7, 2005
                         --------------------------------
                         (Date of earliest event reported)


                              OSK CAPITAL II CORP.
                        ------------------------------------
               (Exact name of registrant as specified in its charter)


           NEVADA                  000-28793             84-1491673
           -------                 ---------             ----------
          State of                Commission            IRS Employer
       incorporation              File Number        Identification Number

                                1080 Beaver Hall
                                   Suite 1555
                              Montreal, Qc, CANADA
                                     H2Z 1S8
             -------------------------------------------------------
                    (Address of principal executive offices)

                                Tel: 514-313-6010
                              --------------------
                           (Issuer's telephone number)



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Effective May 3, 2005, the Registrant dismissed Comiskey & Co. P.C. as the independent registered public accounting firm engaged to audit the financial statements of the Registrant and engaged Schwartz Levitsky Feldman LLP as its new independent registered public accounting firm for the fiscal year ended September 30, 2004.

Comiskey & Co. P.C. performed the audit of the Registrant's financial statements for year ended September 30, 2003. During this period and the subsequent interim period prior to the Registrant declining to renew their engagement, there were no disagreements with Comiskey & Co. P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Comiskey & Co. P.C.'s satisfaction would have caused Comiskey & Co. P.C. to make reference to this subject matter of the disagreements in connection with Comiskey & Co. P.C.'s report, nor were there any "reportable events" as such term is defined in Item 304(a)(3) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended.

The Registrant determined that, although the registrant was very satisfied with the quality of the audits prepared by Comiskey & Co. P.C., a new independent registered public accounting firm would be in the best interests of the shareholders of the Registrant. The decision to not to renew the engagement with Comiskey & Co. P.C. was approved by the Registrant's Board of Directors.

The audit reports of Comiskey & Co. P.C. for the Registrant's year ended September 30, 2003 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, other than the uncertainty that the Registrant might not be able to operate as a going concern.

The Registrant has requested Comiskey & Co. P.C. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Registrant. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K/A in accordance with Item 304(a)(3) of Regulation S-B.

(b) Effective April 7, 2005, the Registrant engaged Schwartz Levitsky Feldman LLP, as the new independent registered public accounting firm to audit its financial statements. The decision to engage Schwartz Levitsky Feldman LLP was approved by the Registrant's Board of Directors.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         Exhibit 16.1 Letter regarding change in certifying accountant.

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              OSK CAPITAL II CORP.



DATE: August 22, 2005        /s/ George Metrakos

                              ------------------------
                              George Metrakos
                              CEO and Chairman
                              OSK CAPITAL II CORP.

Exhibit 16.1

COMISKEY & COMPANY
789 Sherman Street, Suite 385
Denver CO 80203
Phone: (303)-830-2255
Fax: (303)-830-0876

August 19, 2005

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.
USA 20549

Dear Sir and/or Madam:

We have read the statements that we understand OSK Capital II Corp. will include under Item 4.01 of the Form 8-K it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with the other statements made under Item 4.01.


Yours truly,

/s/ Comiskey & Company

COMISKEY & COMPANY
Professional Corporation

cc:  OSK Capital II Corp.